UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 26, 2012

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

WASHINGTON	0-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000

Seattle, Washington 98121

(Address of principal executive offices) (Zip code)

(206) 674-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

RealNetworks, Inc. (the “Company”) is filing this Amendment No. 1 to Form 8-K (this “Amendment”) to amend its Current Report on Form 8-K filed on January 30, 2012 (the “Form 8-K”) with the Securities and Exchange Commission (the “Commission”). The purpose of this Amendment is to refile Exhibit 10.1 that was originally filed with the Form 8-K to conform such exhibit to respond to comments received from the staff of the Commission on the confidential treatment request filed by the Company with respect to Exhibit 10.1. Confidential treatment has been requested for certain portions of this agreement. Omitted portions have been filed separately with the Commission.

This Amendment contains only the Cover Page to this Form 8-K/A, this Explanatory Note, Item 9.01, the Signature Page, Exhibit Index and Exhibit 10.1, as amended. No other changes have been made to the Form 8-K. This Amendment speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Asset Purchase Agreement, dated as of January 26, 2012, by and between RealNetworks, Inc. and Intel Corporation.

10.1**	License Agreement, dated as of January 26, 2012, by and between RealNetworks, Inc. and Intel Corporation.

*	Previously filed on January 30, 2012 as Exhibit 2.1 to the Company’s Current Report on Form 8-K. Certain schedules and exhibits referenced in the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S–K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.
**	Filed herewith. Portions of this exhibit are omitted and were filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment under 24b-2 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

	By:	/s/ Michael Eggers Name: Michael Eggers Title: Senior Vice President, Chief Financial Officer and Treasurer
Dated: April 11, 2012

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of January 26, 2012, by and between RealNetworks, Inc. and Intel Corporation.

10.1**	License Agreement, dated as of January 26, 2012, by and between RealNetworks, Inc. and Intel Corporation.

*	Previously filed on January 30, 2012 as Exhibit 2.1 to the Company’s Current Report on Form 8-K. Certain schedules and exhibits referenced in the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S–K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.
**	Filed herewith. Portions of this exhibit are omitted and were filed separately with the Secretary of the Securities and Exchange Commission pursuant to the Company’s application requesting confidential treatment under 24b-2 of the Securities Exchange Act of 1934.